UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	4/30

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Semiannual Report to Shareholders

DWS Disciplined Long/Short Growth Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Summary

10 Investment Portfolio

20 Financial Statements

25 Financial Highlights

29 Notes to Financial Statements

38 Investment Management Agreement Approval

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	6-Month‡	1-Year	Life of Fund*
Class A	18.17%	11.76%	-9.06%
Class C	17.80%	10.97%	-9.67%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	11.37%	5.34%	-10.86%
Class C (max 1.00% CDSC)	16.80%	10.97%	-9.67%
No Sales Charges
Class S	18.40%	12.02%	-8.82%
Institutional Class	18.40%	12.02%	-8.81%
Russell 1000® Growth Index+	19.32%	17.51%	-4.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2009 are 4.13%, 4.83%, 3.91% and 3.88% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Growth Fund — Class A [] Russell 1000 Growth Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

Net Asset Value
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 7.22	$ 7.08	$ 7.27	$ 7.27
4/30/09	$ 6.11	$ 6.01	$ 6.14	$ 6.14
Lipper Rankings — Long/Short Equity Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	37	of	126	30
Class C 1-Year	40	of	126	32
Class S 1-Year	35	of	126	28
Institutional Class 1-Year	35	of	126	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,181.70	$ 1,178.00	$ 1,184.00	$ 1,184.00
Expenses Paid per $1,000*	$ 9.95	$ 13.61	$ 8.64	$ 8.37
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,016.08	$ 1,012.70	$ 1,017.29	$ 1,017.54
Expenses Paid per $1,000*	$ 9.20	$ 12.58	$ 7.98	$ 7.73

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Growth Fund	1.81%	2.48%	1.57%	1.52%

+ Includes interest and dividend expense on securities sold short of 0.32% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	10/31/09	4/30/09

Information Technology	30%	27%
Health Care	18%	17%
Consumer Discretionary	13%	12%
Industrials	10%	13%
Energy	8%	8%
Financials	6%	6%
Consumer Staples	6%	7%
Materials	6%	5%
Telecommunications Services	3%	2%
Utilities	—	3%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at October 31, 2009 (21.6% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	3.4%
2. Google, Inc. Provides a Web-based search engine for the Internet	3.1%
3. Microsoft Corp. Developer of computer software	2.7%
4. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.3%
5. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.3%
6. Medco Health Solutions, Inc. Providers of health care services	1.8%
7. Amazon.com, Inc. An online retailer; sells books, music and videotapes	1.7%
8. Archer-Daniels-Midland Co. Manufacturer of food products	1.5%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.4%
10. Anadarko Petroleum Corp. Explorer and producer of crude oil and natural gas	1.4%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	10/31/09	4/30/09

Industrials	27%	31%
Health Care	27%	16%
Information Technology	21%	23%
Consumer Discretionary	10%	9%
Materials	6%	5%
Telecommunications Services	3%	2%
Consumer Staples	2%	9%
Financials	2%	2%
Utilities	1%	—
Energy	1%	3%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Equity Securities Sold Short at October 31, 2009 (8.5% of Net Assets)
1. AMAG Pharmaceuticals, Inc. A biopharmaceutical company	1.1%
2. Take-Two Interactive Software, Inc. Developer of entertainment software games	1.0%
3. GeoEye, Inc. Provider of earth imagery product	1.0%
4. Isis Pharmaceuticals, Inc. Developer of novel human therapeutic compounds	0.9%
5. Cavium Networks, Inc. Provider of semiconductor processors	0.8%
6. Martin Marietta Materials, Inc. Producer of aggregates for the construction industry	0.8%
7. Brocade Communications Systems, Inc. Provides switching solutions for storage area networks	0.8%
8. Republic Services, Inc. Provides non-hazardous solid waste collection and disposal services	0.7%
9. Alnylam Pharmaceuticals, Inc. An early stage therapeutics company	0.7%
10. Lam Research Corp. Manufactures, markets and services semiconductor processing equipment	0.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009 (Unaudited)

	Shares	Value ($)

Long Positions 117.5%
Common Stocks 116.4%
Consumer Discretionary 14.5%
Auto Components 0.7%
Magna International, Inc. "A" (a)	800	31,704
Tenneco, Inc.* (a)	100	1,362
TRW Automotive Holdings Corp.* (a)	800	12,520
		45,586
Automobiles 0.5%
Ford Motor Co.* (a)	2,600	18,200
Honda Motor Co., Ltd. (ADR) (a)	500	15,485
		33,685
Diversified Consumer Services 1.3%
Apollo Group, Inc. "A"* (a)	1,400	79,940
Hotels Restaurants & Leisure 1.3%
Caribou Coffee Co., Inc.* (a)	300	2,457
McDonald's Corp. (a)	1,400	82,054
		84,511
Household Durables 0.9%
Garmin Ltd. (a)	1,900	57,494
Standard Pacific Corp.* (a)	600	1,800
		59,294
Internet & Catalog Retail 1.9%
Amazon.com, Inc.* (a)	900	106,929
HSN, Inc.* (a)	400	5,976
Liberty Media Corp. — Interactive "A"* (a)	700	7,938
		120,843
Leisure Equipment & Products 0.2%
Smith & Wesson Holding Corp.* (a)	2,200	9,394
Media 2.3%
CBS Corp. "B" (a)	500	5,885
Comcast Corp. "A" (a)	900	12,618
Scripps Networks Interactive "A" (a)	1,500	56,640
Time Warner Cable, Inc. (a)	1,800	70,992
		146,135
Multiline Retail 1.1%
Dillard's, Inc. "A" (a)	3,100	42,222
Family Dollar Stores, Inc. (a)	800	22,640
Macy's, Inc.	100	1,757
		66,619
Specialty Retail 2.9%
Aaron's, Inc. (a)	1,200	30,060
AutoZone, Inc.* (a)	200	27,062
Barnes & Noble, Inc. (a)	3,200	53,152
Books-A-Million, Inc. (a)	700	6,062
Ross Stores, Inc. (a)	1,600	70,416
		186,752
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc. (a)	1,900	62,643
Liz Claiborne, Inc. (a)	4,200	24,108
		86,751
Consumer Staples 7.2%
Beverages 1.8%
Coca-Cola Femsa, SAB de CV (ADR) (a)	1,500	80,910
PepsiCo, Inc. (a)	600	36,330
		117,240
Food & Staples Retailing 1.5%
SUPERVALU, Inc. (a)	1,000	15,870
Wal-Mart Stores, Inc. (a)	1,600	79,488
		95,358
Food Products 2.2%
Archer-Daniels-Midland Co. (a)	3,100	93,372
Campbell Soup Co. (a)	300	9,525
Tyson Foods, Inc. "A" (a)	2,800	35,056
		137,953
Household Products 1.4%
Kimberly-Clark Corp. (a)	800	48,928
Procter & Gamble Co. (a)	700	40,600
		89,528
Personal Products 0.3%
Mead Johnson Nutrition Co. "A" (a)	400	16,816
Energy 9.3%
Energy Equipment & Services 4.4%
Cal Dive International, Inc.* (a)	1,900	14,592
Complete Production Services, Inc.* (a)	3,500	33,355
Core Laboratories NV (a)	200	20,860
Helix Energy Solutions Group, Inc.* (a)	300	4,119
Hercules Offshore, Inc.* (a)	8,500	43,605
National-Oilwell Varco, Inc.* (a)	900	36,891
Oceaneering International, Inc.* (a)	900	45,990
Rowan Companies, Inc. (a)	1,000	23,250
Willbros Group, Inc.* (a)	4,200	55,188
		277,850
Oil, Gas & Consumable Fuels 4.9%
Anadarko Petroleum Corp. (a)	1,500	91,395
BP PLC (ADR) (a)	600	33,972
ConocoPhillips (a)	1,400	70,252
Encore Acquisition Co.* (a)	400	14,828
Forest Oil Corp.* (a)	300	5,880
Mariner Energy, Inc.* (a)	700	8,918
Occidental Petroleum Corp. (a)	71	5,387
PetroChina Co., Ltd. (ADR) (a)	600	72,024
SandRidge Energy, Inc.* (a)	600	6,138
World Fuel Services Corp. (a)	100	5,085
		313,879
Financials 7.5%
Capital Markets 3.1%
BlackRock, Inc. (a)	300	64,947
Invesco Ltd. (a)	300	6,345
Morgan Stanley (a)	1,000	32,120
T. Rowe Price Group, Inc. (a)	700	34,111
The Goldman Sachs Group, Inc. (a)	360	61,261
		198,784
Commercial Banks 1.1%
Boston Private Financial Holdings, Inc. (a)	3,700	22,015
Huntington Bancshares, Inc. (a)	10,900	41,529
Regions Financial Corp. (a)	700	3,388
		66,932
Consumer Finance 1.6%
Capital One Financial Corp. (a)	1,200	43,920
Discover Financial Services (a)	4,200	59,388
		103,308
Diversified Financial Services 0.6%
Bank of America Corp. (a)	100	1,458
CME Group, Inc.	100	30,261
KKR Financial Holdings LLC* (a)	600	2,748
PHH Corp.* (a)	200	3,232
		37,699
Insurance 0.6%
PartnerRe Ltd. (a)	400	30,592
Phoenix Companies, Inc.* (a)	2,800	8,904
		39,496
Real Estate Management & Development 0.2%
CB Richard Ellis Group, Inc. "A"* (a)	929	9,615
Thrifts & Mortgage Finance 0.3%
MGIC Investment Corp.* (a)	4,500	19,395
Health Care 21.0%
Biotechnology 6.5%
Alexion Pharmaceuticals, Inc.* (a)	700	31,087
Amgen, Inc.* (a)	1,200	64,476
Gilead Sciences, Inc.* (a)	3,500	148,925
Infinity Pharmaceuticals, Inc.* (a)	2,700	15,066
Maxygen, Inc.* (a)	4,700	26,226
Medivation, Inc.* (a)	1,500	38,280
Myriad Genetics, Inc.* (a)	1,500	36,420
PDL BioPharma, Inc. (a)	6,200	52,142
		412,622
Health Care Equipment & Supplies 1.2%
Baxter International, Inc. (a)	600	32,436
ev3, Inc.* (a)	600	7,068
Hill-Rom Holdings, Inc. (a)	1,800	35,262
		74,766
Health Care Providers & Services 7.1%
AmerisourceBergen Corp. (a)	3,000	66,450
Coventry Health Care, Inc.* (a)	2,400	47,592
Emergency Medical Services Corp. "A"* (a)	1,800	86,436
Kindred Healthcare, Inc.* (a)	1,900	27,930
McKesson Corp. (a)	1,400	82,222
Medco Health Solutions, Inc.* (a)	2,000	112,240
UnitedHealth Group, Inc. (a)	1,200	31,140
		454,010
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.* (a)	700	31,500
Pharmaceuticals 5.7%
Abbott Laboratories (a)	1,500	75,855
Allergan, Inc. (a)	1,100	61,875
Eli Lilly & Co. (a)	1,200	40,812
Johnson & Johnson (a)	1,100	64,955
Pfizer, Inc. (a)	5,400	91,962
Warner Chilcott PLC "A"* (a)	1,200	26,580
		362,039
Industrials 11.5%
Aerospace & Defense 1.6%
Lockheed Martin Corp. (a)	1,100	75,669
Raytheon Co. (a)	500	22,640
		98,309
Air Freight & Logistics 1.2%
United Parcel Service, Inc. "B" (a)	1,400	75,152
Airlines 0.4%
Allegiant Travel Co.* (a)	700	26,397
Commercial Services & Supplies 0.7%
R.R. Donnelley & Sons Co. (a)	2,200	44,176
Construction & Engineering 2.9%
Dycom Industries, Inc.* (a)	300	2,964
EMCOR Group, Inc.* (a)	900	21,258
Fluor Corp. (a)	1,000	44,420
Jacobs Engineering Group, Inc.* (a)	1,500	63,435
KBR, Inc. (a)	500	10,235
Shaw Group, Inc.* (a)	1,700	43,622
		185,934
Electrical Equipment 0.9%
EnerSys* (a)	400	8,840
Powell Industries, Inc.* (a)	1,300	47,814
		56,654
Industrial Conglomerates 1.3%
3M Co. (a)	300	22,071
Carlisle Companies, Inc. (a)	1,900	58,976
		81,047
Machinery 1.6%
Chart Industries, Inc.* (a)	600	11,862
Flowserve Corp. (a)	200	19,642
Oshkosh Corp. (a)	500	15,630
Timken Co. (a)	2,600	57,278
		104,412
Road & Rail 0.9%
Ryder System, Inc. (a)	1,000	40,550
Saia, Inc.* (a)	1,300	19,058
		59,608
Information Technology 34.9%
Communications Equipment 3.9%
Arris Group, Inc.* (a)	1,600	16,416
Cisco Systems, Inc.* (a)	1,700	38,845
Harris Corp. (a)	2,000	83,440
Harris Stratex Networks, Inc. "A"* (a)	4,700	29,610
QUALCOMM, Inc. (a)	2,000	82,820
		251,131
Computers & Peripherals 7.6%
Apple, Inc.* (a)	1,166	219,791
International Business Machines Corp. (a)	1,200	144,732
NCR Corp.* (a)	2,400	24,360
Teradata Corp.* (a)	1,200	33,456
Western Digital Corp.* (a)	1,900	63,992
		486,331
Electronic Equipment, Instruments & Components 6.8%
Arrow Electronics, Inc.* (a)	3,400	86,156
Avnet, Inc.* (a)	3,600	89,208
Brightpoint, Inc.* (a)	1,900	14,003
Flextronics International Ltd.* (a)	11,400	73,872
Ingram Micro, Inc. "A"* (a)	3,100	54,715
Jabil Circuit, Inc. (a)	3,800	50,844
Tech Data Corp.* (a)	1,600	61,488
Vishay Intertechnology, Inc.* (a)	400	2,492
		432,778
Internet Software & Services 4.3%
Baidu, Inc. (ADR)* (a)	100	37,792
Google, Inc. "A"* (a)	369	197,828
NIC, Inc. (a)	1,900	16,644
Sohu.com, Inc.* (a)	400	22,240
		274,504
IT Services 4.2%
Accenture PLC "A" (a)	600	22,248
Cognizant Technology Solutions Corp. "A"* (a)	1,900	73,435
Computer Sciences Corp.* (a)	700	35,497
Global Payments, Inc.	1,300	63,999
SAIC, Inc.* (a)	3,900	69,069
		264,248
Semiconductors & Semiconductor Equipment 2.8%
Broadcom Corp. "A"* (a)	900	23,949
Integrated Device Technology, Inc.* (a)	3,900	22,932
Intel Corp. (a)	2,100	40,131
Micron Technology, Inc.* (a)	600	4,074
Texas Instruments, Inc. (a)	2,500	58,625
United Microelectronics Corp. (ADR)*	7,700	25,333
		175,044
Software 5.3%
BMC Software, Inc.* (a)	400	14,864
CA, Inc. (a)	1,800	37,656
Microsoft Corp. (a)	6,100	169,153
Oracle Corp. (a)	800	16,880
Symantec Corp.* (a)	5,000	87,900
VMware, Inc. "A"* (a)	300	11,529
		337,982
Materials 7.0%
Chemicals 3.1%
Cabot Corp. (a)	1,000	21,930
Cytec Industries, Inc. (a)	2,200	72,974
Eastman Chemical Co. (a)	400	21,004
Lubrizol Corp. (a)	900	59,904
Minerals Technologies, Inc. (a)	400	19,704
		195,516
Metals & Mining 2.4%
BHP Billiton Ltd. (ADR) (a)	1,000	65,580
Freeport-McMoRan Copper & Gold, Inc.* (a)	200	14,672
Goldcorp, Inc. (a)	400	14,708
New Gold, Inc.* (a)	1,800	6,570
Reliance Steel & Aluminum Co. (a)	1,400	51,072
		152,602
Paper & Forest Products 1.5%
Clearwater Paper Corp.* (a)	600	27,162
International Paper Co. (a)	3,100	69,161
		96,323
Telecommunication Services 3.3%
Diversified Telecommunication Services 1.5%
AT&T, Inc. (a)	2,500	64,175
China Telecom Corp., Ltd. (ADR)	700	30,786
		94,961
Wireless Telecommunication Services 1.8%
Sprint Nextel Corp.* (a)	8,500	25,160
United States Cellular Corp.* (a)	1,000	36,610
USA Mobility, Inc. (a)	5,000	54,500
		116,270
Utilities 0.2%
Independent Power Producers & Energy Traders
NRG Energy, Inc.* (a)	649	14,921
Total Common Stocks (Cost $6,827,678)		7,402,600
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.1%
US Treasury Obligation
US Treasury Bill, 0.11%**, 3/18/2010 (b) (Cost $5,997)	6,000	5,998
	Shares	Value ($)

Cash Equivalents 1.0%
Central Cash Management Fund, 0.19% (c) (Cost $63,360)	63,360	63,360
	% of Net Assets	Value ($)

Total Long Positions (Cost $6,897,035)+	117.5	7,471,958
Other Assets and Liabilities, Net	1.3	84,188
Securities Sold Short	(18.8)	(1,195,290)
Net Assets	100.0	6,360,856

+ The cost for federal income tax purposes was $7,160,538. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $311,420. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $799,164 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $487,744.

	Shares	Value ($)

Common Stocks Sold Short 18.8%
Consumer Discretionary 1.9%
Automobiles 0.6%
Winnebago Industries, Inc.	3,300	37,950
Hotels Restaurants & Leisure 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	300	8,718
Household Durables 0.6%
Ethan Allen Interiors, Inc.	3,100	38,626
Textiles, Apparel & Luxury Goods 0.6%
American Apparel, Inc.	2,600	7,982
Iconix Brand Group, Inc.	2,500	29,150
		37,132
Consumer Staples 0.4%
Food Products 0.3%
Flowers Foods, Inc.	900	21,024
Personal Products 0.1%
NBTY, Inc.	200	7,282
Energy 0.1%
Oil, Gas & Consumable Fuels
Denbury Resources, Inc.	400	5,840
Financials 0.4%
Capital Markets 0.3%
GLG Partners, Inc.	6,600	17,292
Commercial Banks 0.1%
CapitalSource, Inc.	1,800	6,408
Health Care 5.1%
Biotechnology 4.4%
Alnylam Pharmaceuticals, Inc.	2,700	46,008
AMAG Pharmaceuticals, Inc.	1,900	71,782
Arena Pharmaceuticals, Inc.	4,800	16,944
Celera Corp.	6,100	37,759
Human Genome Sciences, Inc.	400	7,476
Isis Pharmaceuticals, Inc.	4,400	55,748
Orexigen Therapeutics, Inc.	2,400	15,504
Rigel Pharmaceuticals, Inc.	1,400	8,974
Targacept, Inc.	300	5,625
Vertex Pharmaceuticals, Inc.	400	13,424
		279,244
Pharmaceuticals 0.7%
BioMimetic Therapeutics, Inc.	900	10,503
XenoPort, Inc.	1,900	31,749
		42,252
Industrials 5.1%
Aerospace & Defense 2.0%
Boeing Co.	700	33,460
GeoEye, Inc.	2,400	60,888
Spirit AeroSystems Holdings, Inc. "A"	2,300	36,616
		130,964
Airlines 0.6%
Continental Airlines, Inc. "B"	3,200	36,800
Commercial Services & Supplies 1.2%
Innerworkings, Inc.	6,000	30,900
Republic Services, Inc.	1,800	46,638
		77,538
Construction & Engineering 0.2%
MasTec, Inc.	900	10,620
Machinery 0.3%
Kaydon Corp.	300	10,497
Wabtec Corp.	300	11,028
		21,525
Professional Services 0.8%
Heidrick & Struggles International, Inc.	700	19,152
Monster Worldwide, Inc.	2,100	30,492
		49,644
Information Technology 3.9%
Communications Equipment 1.1%
Brocade Communications Systems, Inc.	5,800	49,764
Infinera Corp.	2,700	20,061
		69,825
Internet Software & Services 0.2%
Move, Inc.	5,200	10,660
Semiconductors & Semiconductor Equipment 1.6%
Cavium Networks, Inc.	2,800	53,088
Lam Research Corp.	1,300	43,836
MEMC Electronic Materials, Inc.	400	4,968
		101,892
Software 1.0%
Take-Two Interactive Software, Inc.	5,700	62,529
Materials 1.2%
Construction Materials 0.9%
Eagle Materials, Inc.	300	7,455
Martin Marietta Materials, Inc.	600	49,992
		57,447
Metals & Mining 0.3%
Royal Gold, Inc.	400	17,668
Telecommunication Services 0.5%
Wireless Telecommunication Services
SBA Communications Corp. "A"	1,200	33,852
Utilities 0.2%
Gas Utilities
EQT Corp.	300	12,558
Total Common Stocks Sold Short (Proceeds $1,238,248)		1,195,290

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) Securities are pledged, in whole or in part, as collateral for short sales.

(b) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

As of October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	12/18/2009	2	104,792	103,300	(1,492)

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$ 7,402,600	$ —	$ —	$ 7,402,600
Short-Term Investments (d)	63,360	5,998	—	69,358
Total	$ 7,465,960	$ 5,998	$ —	$ 7,471,958
Liabilities
Investments Sold Short, at Value (d)	$ (1,195,290)	$ —	$ —	$ (1,195,290)
Derivatives (e)	(1,492)	—	—	(1,492)
Total	$ (1,196,782)	$ —	$ —	$ (1,196,782)

(d) See Investment Portfolio for additional detailed categorizations.

(e) Includes unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $6,833,675)	$ 7,408,598
Investment in Central Cash Management Fund (cost $63,360)	63,360
Total investments, at value (cost $6,897,035)	7,471,958
Cash	74,739
Deposit with broker for open futures contracts	110
Deposits with broker for securities sold short	37,088
Receivable for Fund shares sold	16,922
Dividends receivable	3,268
Foreign taxes recoverable	134
Due from Advisor	21,414
Other assets	45,564
Total assets	7,671,197
Liabilities
Payable for investments purchased	64,739
Payable for securities sold short, at value (proceeds of $1,238,248)	1,195,290
Payable for daily variation margin on open futures contracts	1,432
Dividends payable for securities sold short	185
Other accrued expenses and payables	48,695
Total liabilities	1,310,341
Net assets, at value	$ 6,360,856
Net Assets Consist of
Accumulated net investment loss	$ (5,096)
Net unrealized appreciation (depreciation) on: Investments	574,923
Futures	(1,492)
Securities sold short	42,958
Accumulated net realized gain (loss)	(4,317,890)
Paid-in capital	10,067,453
Net assets, at value	$ 6,360,856

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,633,678 ÷ 364,677 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.22
Maximum offering price per share (100 ÷ 94.25 of $7.22)	$ 7.66

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,293,494 ÷ 182,570 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.08

Class S

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,275,314 ÷ 175,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 7.27
Institutional Class Net Asset Value, offering and redemption price per share ($1,158,370 ÷ 159,302 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $634)	$ 52,782
Income distributions — affiliated cash management vehicles	770
Interest	168
Total Income	53,720
Expenses: Management fee	33,931
Administration fee	3,393
Services to shareholders	2,895
Custodian fee	5,889
Distribution and service fees	8,546
Audit and tax fees	25,946
Legal fees	20,392
Trustees' fees and expenses	1,271
Reports to shareholders	32,209
Registration fees	23,721
Interest expense	4,268
Dividend expense on securities sold short	6,701
Other	4,007
Total expenses before expense reductions	173,169
Expense reductions	(110,655)
Total expenses after expense reductions	62,514
Net investment income (loss)	(8,794)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,150,564
Futures	153,084
Securities sold short	(463,772)
839,876
Change in net unrealized appreciation (depreciation) during the period on: Investments	257,935
Futures	(59,949)
Securities sold short	194,378
392,364
Net gain (loss)	1,232,240
Net increase (decrease) in net assets resulting from operations	$ 1,223,446

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended October 31, 2009 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 1,223,446
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(8,663,561)
Purchases to cover securities sold short	(2,783,358)
Net purchases, sales and maturities of short-term investments	777,275
Net amortization/accretion of premium (discount)	(59)
Proceeds from sales and maturities of long-term investments	11,535,503
Proceeds received from securities sold short	2,133,734
(Increase) decrease in interest receivable	262
(Increase) decrease in dividends receivable	2,184
(Increase) decrease in other assets	(2,079)
Increase (decrease) in dividends payable for securities sold short	(243)
(Increase) decrease in receivable for investments sold	14,000
(Increase) decrease in daily variation margin on open futures contracts	2,152
Increase (decrease) in payable for investments purchased	64,739
Increase (decrease) in other accrued expenses and payables	(35,115)
Change in net unrealized (appreciation) depreciation on investments	(257,935)
Change in net unrealized (appreciation) depreciation on securities sold short	(194,378)
Net realized (gain) loss on securities sold short	463,772
Net realized (gain) loss from investments	(1,150,564)
Cash provided (used) by operating activities	3,129,775
Cash Flows from Financing Activities
Proceeds from shares sold	299,048
Cost of shares redeemed	(3,353,829)
Cash provided (used) for financing activities	(3,054,781)
Increase (decrease) in cash	74,994
Cash at beginning of period*	36,943
Cash at end of period*	$ 111,937

* Includes deposits with broker for open futures contracts and securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2009 (Unaudited)	Year Ended April 30, 2009
Operations: Net investment income (loss)	$ (8,794)	$ (23,310)
Net realized gain (loss)	839,876	(4,593,927)
Change in net unrealized appreciation (depreciation)	392,364	315,826
Net increase (decrease) in net assets resulting from operations	1,223,446	(4,301,411)
Fund share transactions: Proceeds from shares sold	299,048	1,076,008
Cost of shares redeemed	(3,350,442)	(671,573)
Redemption fees	—	652
Net increase (decrease) in net assets from Fund share transactions	(3,051,394)	405,087
Increase (decrease) in net assets	(1,827,948)	(3,896,324)
Net assets at beginning of period	8,188,804	12,085,128
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $5,096 and $3,698, respectively)	$ 6,360,856	$ 8,188,804

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2009[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.11	$ 9.54	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	(.04)	(.02)
Net realized and unrealized gain (loss)	1.12	(3.42)	(.43)	.50
Total from investment operations	1.11	(3.43)	(.47)	.48
Less distributions from: Net investment income	—	—	—	(.01)
Net realized gains	—	—	(.46)	—
Total distributions	—	—	(.46)	(.01)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 7.22	$ 6.11	$ 9.54	$ 10.47
Total Return (%)[d,e]	18.17**	(35.95)	(4.95)	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.07*	4.13	4.59	4.73*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.81*	2.09	2.68	2.97*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.49*	1.46	1.55	1.52*
Ratio of net investment income (loss) (%)	(.26)*	(.19)	(.44)	(.48)*
Portfolio turnover rate (%)	180**	595	450	229**

[a] For the six months ended October 31, 2009 (Unaudited).

[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended April 30,	2009[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.01	$ 9.44	$ 10.44	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.06)	(.11)	(.05)
Net realized and unrealized gain (loss)	1.10	(3.37)	(.43)	.49
Total from investment operations	1.07	(3.43)	(.54)	.44
Less distributions from: Net realized gains	—	—	(.46)	—
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 7.08	$ 6.01	$ 9.44	$ 10.44
Total Return (%)[d,e]	17.80**	(36.33)	(5.65)	4.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.73*	4.83	5.21	5.48*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.48*	2.78	3.31	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.16*	2.15	2.18	2.28*
Ratio of net investment income (loss) (%)	(.88)*	(.89)	(1.07)	(1.24)*
Portfolio turnover rate (%)	180**	595	450	229**

[a] For the six months ended October 31, 2009 (Unaudited).

[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended April 30,	2009[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.14	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.00***	(.02)	(.01)
Net realized and unrealized gain (loss)	1.13	(3.42)	(.42)	.49
Total from investment operations	1.13	(3.42)	(.44)	.48
Less distributions from: Net investment income	—	—	(.01)	(.01)
Net realized gains	—	—	(.46)	—
Total distributions	—	—	(.47)	(.01)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 7.27	$ 6.14	$ 9.56	$ 10.47
Total Return (%)[d]	18.40**	(35.77)	(4.58)	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.84*	3.91	4.31	4.52*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.57*	1.87	2.42	2.76*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.25*	1.24	1.29	1.31*
Ratio of net investment income (loss) (%)	.04*	.02	(.18)	(.27)*
Portfolio turnover rate (%)	180**	595	450	229**

[a] For the six months ended October 31, 2009 (Unaudited).

[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended April 30,	2009[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.14	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.00***	(.02)	(.01)
Net realized and unrealized gain (loss)	1.13	(3.42)	(.42)	.49
Total from investment operations	1.13	(3.42)	(.44)	.48
Less distributions from: Net investment income	—	—	(.01)	(.01)
Net realized gains	—	—	(.46)	—
Total distributions	—	—	(.47)	(.01)
Redemption fees	—	.00***	.00***	.00***
Net asset value, end of period	$ 7.27	$ 6.14	$ 9.56	$ 10.47
Total Return (%)[d]	18.40**	(35.77)	(4.67)	5.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.79*	3.88	4.31	4.58*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	1.52*	1.83	2.39	2.75*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.20*	1.20	1.26	1.30*
Ratio of net investment income (loss) (%)	.10*	.06	(.15)	(.26)*
Portfolio turnover rate (%)	180**	595	450	229**

[a] For the six months ended October 31, 2009 (Unaudited).

[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Disciplined Long/Short Growth Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. The Fund incurs interest expense on the securities borrowed. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Derivatives. Authorized accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts in circumstances where the portfolio management team believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the period ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from approximately $103,000 to $696,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ (1,492)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized depreciation on futures contracts. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 153,084

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (59,949)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At April 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $1,558,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2017, the expiration date, whichever occurs first.

From November 1, 2008 through April 30, 2009, the Fund incurred approximately $3,279,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer the losses and treat them as arising in the fiscal year ending April 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to certain securities sold at a loss and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposit with the broker for open futures contracts and securities sold short at October 31, 2009.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended October 31, 2009, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $8,663,561 and $11,535,503, respectively. Purchases to cover securities sold short and securities sold short aggregated $2,783,358 and $2,133,734, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from May 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the six months ended October 31, 2009, the fee pursuant to the Investment Management Agreement aggregated $33,931, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended October 31, 2009, the Advisor reimbursed $73,138 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended October 31, 2009, the Administration Fee was $3,393, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 1,086	$ —	$ 575
Class C	436	—	213
Class S	415	107	105
Institutional Class	86	86	—
	$ 2,023	$ 193	$ 893

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class C	$ 5,245	$ 857

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annualized Effective Rate
Class A	$ 2,335	$ 783.17%
Class C	966	176.14%
	$ 3,301	$ 959

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended October 31, 2009 aggregated $73.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the six months ended October 31, 2009.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,606, of which $1,194 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2009, the Advisor held approximately 67% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended October 31, 2009		Year Ended April 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,454	$ 148,589	143,317	$ 855,120
Class C	10,797	69,442	16,293	96,304
Class S	11,345	79,320	13,561	111,484
Institutional Class	220	1,697	1,698	13,100
		$ 299,048		$ 1,076,008
Shares redeemed
Class A	(152,643)	$ (1,022,807)	(62,321)	$ (415,310)
Class C	(120,622)	(786,932)	(30,471)	(180,583)
Class S	(116,999)	(779,035)	(9,382)	(75,680)
Institutional Class	(114,527)	(761,668)	—	—
		$ (3,350,442)		$ (671,573)
Redemption fees		$ —		$ 652
Net increase (decrease)
Class A	(130,189)	$ (874,218)	80,996	$ 439,810
Class C	(109,825)	(717,490)	(14,178)	(84,279)
Class S	(105,654)	(699,715)	4,179	36,456
Institutional Class	(114,307)	(759,971)	1,698	13,100
		$ (3,051,394)		$ 405,087

F. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSGAX	LSGCX	LSGFX	LSGTX
CUSIP Number	233376 813	233376 797	233376 789	233376 771
Fund Number	429	629	2429	729

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009